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                                                                  EXHIBIT 10.9.2

                               SECOND AMENDMENT
                                      TO
                     CREDIT AGREEMENT AND PROMISSORY NOTE

This Second Amendment ("Second Amendment") is made effective as of February 28, 2000 between ClearCommerce Corporation ("Borrower") and Imperial Bank, a California banking corporation ("Bank") and amends certain provisions of that certain Credit Agreement dated as of July 20, 1999 (the "Credit Agreement") and that certain First Amendment to Credit Agreement and Promissory Note and Forbearance dated as of September 14, 1999 (the "First Amendment") between Borrower and Bank as provided below. The Credit Agreement and First Amendment shall be referred to jointly as the Agreement. Unless specifically defined, all terms as used herein shall have the meanings set forth in the Agreement and First Amendment.

1.  Waiver and Termination of Forbearance. Bank waives Borrower's default for
    -------------------------------------
    the months ending September, October and November, 1999 of Section 4.06 of the Credit Agreement requiring Borrower to maintain a minimum Liquidity Ratio of at least 1.50:1.00. The forbearance set forth in Section 2 of the First Amendment is hereby terminated, nullified and of no further force and effect.

2.  Compliance with Liquidity Covenant.  Borrower and Bank hereby acknowledge
    -----------------------------------
    that for the month ending December 31, 1999, Borrower was in compliance with
    Section 4.06 of the Credit Agreement.

3.  Interest Rate.
    --------------
    (a)  Promissory Note dated July 20, 199.  The interest rate of the
         -----------------------------------
         Promissory Note dated July 20, 199 is amended to one quarter of one percent (0.25%) over the Index.

    (b)  Schedule to Starter Kit Loan and Security Agreement
         ---------------------------------------------------
         (Equipment Advances).
         ---------------------
         The interest rate of the Credit Line Equipment shown on the Schedule to Starter Kit Loan and Security Agreement (Equipment Advances): dated December 23, 1997 is amended to "the Prime Rate".

    (c)  Section 1.02(d) of the Agreement. The interest rate of the ABL Loan
         ---------------------------------
         Account shown in Section 1.02 of the Agreement is 1997 is amended to "one quarter of one percent (.25%)" over the Prime Rate".

4.  Contingent Forbearance Fee.  Section 4.17 of the Agreement is hereby deleted
    --------------------------
    in its entirety and of no further force or effect.

5.  Warrant.  In consideration of the waiver and termination of forbearance by
    -------
    Bank and other modifications described in this Second Amendment, Borrower shall issue to Bank a warrant to purchase shares of Borrower's Series C Preferred Stock pursuant to that certain Warrant Purchase Agreement dated as of the date of this Second Amendment.

6.  Borrower's Intellectual Property Assets.  Concurrently herewith, Bank shall
    ---------------------------------------
    release its security interest in Borrower's Intellectual Property as such term is defined in the Intellectual Property Security Agreement dated as of September 13, 1999 between Bank and Borrower (the "IP Agreement"). The IP Agreement is hereby revoked, rescinded and of no further force or effect, provided, however that Borrower shall not transfer, assign or pledge a security interest in the Intellectual Property to any party without Bank's consent. Bank agrees to file promptly such UCC termination statements as may be required to release its security interest in Borrower's Intellectual Property.

7.  Commercial Security Agreement.  The provisions of that certain Commercial
    ------------------------------
    Security Agreement dated July 20, 1999 (the "Security Agreement") and signed by Borrower are
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    hereby reinstated in their original entirety and Borrower hereby reaffirms its grant to Bank of a security interest in the Collateral and on the terms described therein. Bank hereby releases any security interest in Borrower's assets to the extent not presently granted by the terms of the Security Agreement, as reinstated. Borrower shall execute and deliver to Bank such financing statements to perfect Bank's security interest in the Collateral described in the Security Agreement as Bank may reasonably request.

8.  Full Force and Effect.  Except as modified by this Second Amendment, the
    ---------------------
    Agreement remains unaltered and in full force and effect. The waiver set forth in this Second Amendment is specific as to content and time and shall not constitute a waiver of any other current or future default or breach of any covenants contained in the Agreement or the terms and conditions of any other documents signed by Borrower in favor of Bank.


ClearCommerce Corporation



By:  /s/ Michael S. Grajeda
    --------------------------------
     Michael S. Grajeda, Vice President and
     Chief Financial Officer


IMPERIAL BANK



By:  /s/ Tony Schell
    --------------------------------

Its:  SVP/Mgr.
    --------------------------------